Exhibit 99.1

Walker Innovation Confirms Expected Payment Date of Initial Liquidating Distribution

OTCQB Trading Symbol and CUSIP Deleted

Stamford, CT – September 21, 2018 – Walker Innovation Inc. (Formerly OTCQB: WLKR) (“Walker Innovation” or the “Company”), announced today that its previously announced effective date distribution of $0.48 per share of the Company’s common stock and Series B Convertible Preferred Stock will be paid on or about September 27, 2018 to stockholders as of September 20, 2018, the effective date of the Company’s certificate of dissolution (including trades through the effective date that settle after the effective date). In connection with the initial liquidating distribution, the Company’s trading symbol on the OTCQB has been set for deletion, the CUSIP for the common stock suspended and the Company’s transfer agent has been instructed to close the transfer books as of the effective date (including trades through the effective date that settle after the effective date).

The dissolution of the company was approved by its stockholders at a special meeting held on September 5, 2018.

Subject to uncertainties inherent in the winding up of its business, Walker Innovation may make one or more additional liquidating distributions, as the Company’s required contingency reserves may be released over time. However, no assurances can be made as to the ultimate amounts to be distributed, if any, or the timing of any such distributions. Any additional liquidating distributions will be made to the stockholders as of the effective date of the certificate of dissolution (including trades through the effective date that settle after the effective date).

Forward-Looking Statements

This press release may contain certain “forward-looking statements” that reflect the Company’s current expectations and projections about its future results, performance, prospects and opportunities. When used, the words “anticipate,” “believe,” “estimate,” “expect” and “intend” and words or phrases of similar import, as they relate to Walker Innovation, are intended to identify forward-looking statements. Such forward-looking statements include, in particular, projections about the Company’s future results, statements about its plans, strategies, business prospects, changes and trends in its business and the markets in which it operates.

Additionally, statements concerning future matters such as revenue levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or the Company’s future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of its business or its industry to be materially different from those expressed or implied by any forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed under the section entitled “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and in any Risk Factors or cautionary statements contained in its Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Readers should carefully review this information as well as other risks and uncertainties described in other filings the Company makes with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update these forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

About Walker Innovation Inc.

Walker Innovation owned and sought to commercialize, license and enforce the unique portfolio of intellectual property developed by inventor and entrepreneur Jay Walker, who served as the Company’s Executive Chairman. The Company has a history of performing innovation services that help companies improve their internal product and business development efforts. Mr. Walker is best known as the founder of Priceline.com and has twice been named by TIME magazine as “one of the top 50 business leaders of the digital age.” Mr. Walker currently ranks as the world’s 14th most patented living individual, based on U.S. patent issuances according to Wikipedia.  Additional information regarding the company can be found at  www.walkerinnovation.com

Investor Contact for Walker Innovation Inc.:
Don Duffy/Garrett Edson, ICR
(203) 682-8200

Media Contact:
Michael Fox, ICR
(203) 682-8218